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                                                                    EXHIBIT 10.e

                        DEBT SERVICE GUARANTY AGREEMENT


          DEBT SERVICE GUARANTY AGREEMENT dated as of July 31, 1990 made by MARRIOTT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Guarantor"), to SUMITOMO TRUST & BANKING
                                        ---------
CO., LTD., NEW YORK BRANCH, the New York branch of a Japanese chartered bank (the "Bank").

          Fairfield Inn by Marriott Limited Partnership, a Delaware limited partnership (the "Borrower"), and the Bank are parties to a Credit Agreement
                  --------
dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and
                   ----------------
conditions thereof, for loans to be made by the Bank to the Borrower in an aggregate principal amount not exceeding $164,850,000.

          To induce the Bank to make loans under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed (to the extent hereinafter provided) to guarantee the Guaranteed Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

          Section 1.  Defined Terms and Accounting Determinations.
                      -------------------------------------------

          1.01  Definitions.  Unless otherwise defined herein, terms defined in
                -----------
the Credit Agreement are used herein as defined therein. In addition, as used herein:

          "Consolidated Subsidiary" shall mean, as to any Person, each
           -----------------------
Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with generally accepted accounting principles.

          "Guaranteed Amount" shall mean, at any time, an amount equal to 10% of
           -----------------
the aggregate principal amount of the Loans made by the Bank at such time (without giving effect to any payment or prepayment thereof but after giving effect to Sections 2.08 and 2.09 hereof) but in any event not exceeding $16,500,000.

          "Marriott Agreement" shall mean each Related Agreement to which the
           ------------------
Guarantor is or is contemplated by the Credit Agreement to become a party.

          "Material Consolidated Subsidiary" shall mean any Consolidated
           --------------------------------
Subsidiary of the Guarantor which takes any of the actions specified in Sections 5(e) or (f) hereof, or with respect to which any of the events specified in Sections 5(f), (g) or (h) hereof shall occur, if such actions or events could have a material adverse effect on the financial condition of the Guarantor.

          "Total Capital"  shall have the meaning ascribed thereto in the
           -------------
Citibank Credit Agreement, the Revolving Credit Agreement or the Other Agreement (each as hereinafter defined), as the case may be, as applicable under the provisions of Section 4.07 hereof.

          1.02  Accounting Terms and Determinations.
                -----------------------------------

          (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Bank hereunder shall (unless otherwise disclosed to the Bank in writing at the time of delivery thereof in the manner described in subsection (b) below) be
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prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Bank hereunder after the date hereof. All calculations made for the purposes of determining compliance with the terms of the provisions incorporated by reference in Section 4.07 hereof shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements furnished to the Bank pursuant to Section 4.01 hereof unless (i) the Guarantor shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Bank shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 4.01 hereof, shall mean the financial statements referred to in Section 3.02 hereof).

          (b) The Guarantor shall deliver to the Bank at the same time as the delivery of any annual or quarterly financial statement under Section 4.01 hereof a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above, and reasonable estimates of the difference between such statements arising as a consequences thereof.

          Section 2.  The Guarantee.
                      -------------

          2.01  Guarantee. Subject to the limitations set forth in Sections
                ---------
2.07, 2.08, 2.09 and 2.10 hereof, the Guarantor hereby guarantees to the Bank and its successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Bank to, and the Note held by the Bank of, the Borrower, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The
                                                  ----------------------
Guarantor hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that, in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          2.02  Obligations Unconditional.  Subject to the limitation set forth
                -------------------------
in Section 2.07 hereof, the obligations of the Guarantor under Section 2.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Note or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

          (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;


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          (ii)  any of the acts mentioned in any of the provisions of the Credit
Agreement or the Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any Lien granted to, or in favor of, the Bank as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Bank exhaust any right, power or remedy or proceed against the Borrower under the Credit Agreement or the Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          2.03  Reinstatement.  The obligations of the Guarantor under this
                -------------
Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Guarantor agrees that it will indemnify the Bank on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Bank in connection with such rescission or restoration.

          2.04  Subrogation.  The Guarantor hereby agrees that it shall not
                -----------
exercise any right or remedy arising by reason of any performance by it of its guarantee as provided in Section 2.01 hereof, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations of any security for any of the Guaranteed Obligations, except as contemplated by Section 2.08 hereof.

          2.05  Remedies.  The Guarantor agrees that, as between the Guarantor
                --------
and the Bank, the obligations of the Borrower under the Credit Agreement and the Note may be declared to be forthwith due and payable as provided in Section 9 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in paragraphs (g) and (h) of said Section
9) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of said Section 2.01.

          2.06  Continuing Guarantee.  The guarantee in this Section 2 is a
                --------------------
continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          2.07  Limitation on Guarantee.  Notwithstanding the foregoing
                -----------------------
provisions of this Agreement, the aggregate amount which the Guarantor may be required at any time to pay under this Agreement (other than the amounts payable under Section 6.04 hereof) shall not exceed the Guaranteed Amount after giving effect to Sections 2.08 and 2.09 hereof, it being understood that all payments and prepayments of the Guaranteed Obligations by the other Person (other than by the Guarantor pursuant to a demand by the Bank hereunder) shall, for purposes of this Section 2.07, be deemed to be applied first to the portion of the Guaranteed Obligations which exceeds the

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Guaranteed Amount and last to the portion of the Guaranteed Obligations which does not exceed the Guaranteed Amount.

          2.08  Advances to Borrower.  Each payment of the Guaranteed
                --------------------
Obligations or any portion thereof by the Guarantor hereunder shall reduce the aggregate amount which the Guarantor may be obligated to pay hereunder by an amount equal to the amount of such payment. Each such payment shall, to the extent permitted by law, be deemed to be an advance (each an "Advance" and,
                                                              -------
collectively, the "Advances") by the Guarantor to the Borrower as of the date of
                   --------
and in an amount equal to such payment (provided that any inability of the Guarantor to make an advance to the Borrower, by reason of the Borrower's being the subject of a bankruptcy case or otherwise, shall not affect the obligations of the Guarantor under Section 2.01 hereof). The Borrower shall pay interest on each Advance from and including the date of such Advance to but excluding the date such Advance is repaid in full at a rate equal to the Prime Rate (each change in the rate of interest on an Advance to take effect as of the time of a change in the Prime Rate). The Borrower shall repay each Advance in full, together with all accrued and unpaid interest thereon, on the tenth anniversary date of such Advance. The Borrower may not prepay, purchase or redeem any principal of or interest on any Advance before the date on which such Advance is due as provided in the preceding sentence; provided, however, that subject to
                                           --------  -------
the last sentence of this Section 2.08, the Borrower may prepay the principal of and (if the principal of all of the Advances has been paid in full) interest on any Advance pursuant to Section 8.12 of the Credit Agreement not later than the 45th day after the end of any Accounting Quarter, provided, further, that
                                                  --------  -------
nothing herein contained shall prevent the prepayment of any principal of or interest on any Advance from Sales Proceeds or Refinance Proceeds (each as defined in the Partnership Agreement). All payments required to be made by the Borrower to the Guarantor in respect of the principal of and interest on the Advances shall be subordinate to the payment of the obligations of the Borrower under the Credit Agreement and the Note in accordance with the terms of, and each of the Guarantor and the Borrower hereby agrees to be bound by, the provisions contained in Annex I hereto, which provisions are hereby incorporated herein by reference.

          2.09  Adjustments of Amount Guaranteed.  The aggregate amount which
                --------------------------------
the Guarantor may be required to pay hereunder in respect of the Guaranteed Obligations shall be reinstated and increased by an amount equal to the amount of such payment or prepayment of principal of the Advances made under Section
2.08 hereof.

          2.10  Termination.  Except as provided in Section 6.04 hereof, the
                -----------
obligations of the Guarantor under this Agreement shall terminate and be of no further force or effect on the first date on which no Default shall exist (and as to which the Guarantor shall have certified to the Bank) on or after the later of (a) July 31, 1993 or (b) the date on which the Debt Service Coverage for the Subject Hotels (other than the Subject Hotels released pursuant to Section 8.17(b) of the Credit Agreement) shall have exceeded 1.30 to 1 for each Accounting Quarter during the period of eight consecutive Accounting Quarters ending on or most recently prior to such date (and as to which an Authorized Accounting Officer of the General Partner shall have so certified to the Bank in reasonable detail).

          Section 3.  Representations and Warranties.  The Guarantor represents
                      ------------------------------
and warrants to the Bank that:

          3.01  Corporate Existence.  Each of the Guarantor and its Material
                -------------------
Consolidated Subsidiaries: (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its financial condition, operations, business or prospects.

          3.02  Financial Condition.  The consolidated balance sheets of the
                -------------------
Guarantor and its Consolidated Subsidiaries as at December 29, 1989 and the related consolidated statements of income and retained earnings of the Guarantor and its Consolidated Subsidiaries for the fiscal year ended on said date with the opinion thereon (in the case of said consolidated balance sheet and statements) of Arthur Andersen & Co., and the unaudited consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at June 15, 1990 and the related consolidated statements of income and retained earnings of the Guarantor and its Consolidated Subsidiaries for the Accounting Quarter ended on such date, heretofore furnished to the Bank, are complete and correct and fairly present the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries as at said dates and the consolidated results of their operations for the fiscal year and Accounting Quarter ended on said dates (subject, in the case of such financial statements as at June 15, 1990, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Neither the Guarantor nor any of its Subsidiaries had on said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since June 15, 1990, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Guarantor and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.

          3.03  Litigation.  Except as disclosed to the Bank in writing prior to
                ----------
the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor or any of its Subsidiaries which, if adversely determined, could have a material adverse effect on the financial condition, operations, business or prospects taken as a whole of the Guarantor or any of its Consolidated Subsidiaries.

          3.04  No Breach.  The execution and delivery of any Marriott
                ---------
Agreement, the consummation of the transactions therein contemplated or compliance with the terms and provisions thereof will not conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

          3.05  Corporate Action.  The Guarantor has all necessary corporate
                ----------------
power and authority to execute, deliver and perform its obligations hereunder and under each of the other Marriott Agreements; the execution, delivery and performance by the Guarantor of this Agreement and the other Marriott Agreements have been duly authorized by all necessary corporate action on its part; and this Agreement and the other Marriott Agreements have been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with their respective terms.

          3.06  Approvals.  No authorizations, approvals and consents of, and no
                ---------
filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Guarantor of this Agreement or any other Marriott Agreement or for the validity or enforceability hereof or thereof.

          3.07  ERISA.  Each Plan, and, to the best knowledge of the Guarantor,
                -----
each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other applicable federal or state law, and no event or condition is occurring or exists concerning which the

Guarantor would be under an obligation to furnish a report to the Bank in accordance with Section 4.01(f) hereof. As of the most recent valuation date of each Plan either (i) each Plan was "fully funded", which for purposes of this
Section 3.07 shall mean that the fair market value of the assets of the Plan is not less than the greater of (A) the Projected Benefit Obligation, as that term is defined in Financial Account Standards Board Statement Number 87 ("FASB 87"), under the Plan, or (B) the Accumulated Benefit Obligation, as that term is defined in FASB 87, under the Plan, computed assuming no participant turnover (except on account of death or disablement) and using an interest rate and mortality basis that satisfies the conditions set forth in 29 C.F.R. Part 2619 of the regulations relating to ERISA, or (ii) each Plan that is not "fully funded," determined pursuant to (i) above, is not "underfunded" in an amount, determined pursuant to (i) above, that, when aggregated with the amount of any such underfunding with respect to any other Plan or Plans, is in excess of $10,000,000. To the best knowledge of Guarantor, no Plan has ceased to satisfy the requirements of either (i) or (ii) of the immediately preceding sentence of this Agreement as of the date these representations are made with respect to any loan under this Agreement.

          3.08  Taxes.  United States Federal income tax returns of the
                -----
Guarantor and its Subsidiaries have been examined and closed through the fiscal year of the Guarantor ended July 26, 1974. The Guarantor and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid, or have made adequate provisions for the payment of, all taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor or any of its Subsidiaries. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Guarantor, adequate.

          3.09  Investment Company Act.  The Guarantor is not an "investment
                ----------------------
company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          3.10  Public Utility Holding Company Act.  The Guarantor is not a
                ----------------------------------
"holding company", or an "affiliate" of a "holding company" or a "Subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          3.11  Relation to Guarantor.  Each of the Manager and the General
                ---------------------
Partner is a direct or indirect Wholly-Owned Subsidiary of the Guarantor.

          Section 4.  Covenants.  The Guarantor agrees that, until the earlier
                      ---------
to occur of (i) the payment and satisfaction in full of the Guaranteed Obligations and the expiration or termination of the Commitment of the Bank under the Credit Agreement and (ii) the termination of the Guarantor's obligations hereunder in accordance with the provisions of Section 2.10 hereof:

          4.01  Financial Statements.  The Guarantor shall deliver to the Bank:
                --------------------

          (a) as soon as practicable and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Guarantor and its Consolidated Subsidiaries, unaudited consolidated statements of income and retained earnings of the Guarantor and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the Authorized Accounting Officer of the Guarantor but subject to year-end audit and adjustments (the Guarantor may, provided that the foregoing requirements are in all respects satisfied thereby, comply with this Section 4.01(a) by delivering to the Bank its Form 10-Q as filed with the Securities and Exchange Commission (the "SEC");
                 ---

          (b) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Guarantor and its Consolidated Subsidiaries, consolidated statements of income and retained earnings of the Guarantor and its Consolidated Subsidiaries for such year and the related consolidated balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, all in reasonable detail and certified by Arthur Andersen & Co., or other independent certified public accountants of recognized national standing (the Guarantor may, provided that the foregoing requirements are in all respects satisfied thereby, comply with this Section 4.01(b) by delivering to the Bank its Form 10-K as filed with the SEC);

          (c) as soon as practicable and in any event within 60 days after the end of each Accounting Quarter, a certificate of the Authorized Accounting Officer of the Guarantor (or of the Borrower if so directed by the Guarantor with the consent of the Bank) certifying as to the maximum aggregate amount that the Guarantor may be called upon to pay in respect of the Guaranteed Obligations hereunder, as at the end of such Accounting Quarter, setting forth in reasonable detail computations necessary to determine such amount (including, without limitation, the amount of prepayment of any Advance deemed made during such Accounting Quarter pursuant to Section 2.08 hereof);

          (d) upon request, copies of all registration statements and regular periodic reports, if any, which the Guarantor shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

          (e) promptly upon the mailing thereof to the shareholders of the Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

          (f) as soon as practicable, and in any event within 20 days after the Guarantor knows or has reason to know that any of the events or conditions enumerated below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by the Authorized Accounting Officer of the Guarantor setting forth details respecting such event or condition and the action, if any, which the Guarantor or its ERISA Affiliate proposes to take with respect thereto; provided, however, that if such event or condition is required to be reported or noticed to the Pension Benefit Guaranty Corporation (the "PBGC"), such statement, together with a copy of the relevant report or notice to the PBGC, shall be furnished to the Bank within ten (10) days after it is reported or noticed to the PBGC, or if such event or condition is a request for a waiver under Section 412(d) of the Code, as described in paragraph (i), below, filed with the Internal Revenue Service (the "IRS"), such request for a waiver, together with a copy of all relevant documents, shall be furnished to the Bank within ten (10) days after it is filed with the IRS:

           (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued under such Section, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (except that a failure to make a quarterly contribution to a trust established under a Plan ("Delinquent or Late Quarterly Contributions"), as required by Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the application for or the issuance of any waivers in accordance with Section 412(d) of the Code, provided the amount of any such Delinquent or Late Quarterly Contribution, when combined with all other Delinquent or Late Quarterly Contributions occurring during a calendar year, exceeds $2,500,000) and any request for a waiver under Section 412(d) of the Code for any Plan;

           (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or, if earlier, any board of directors or similar action taken by the Guarantor or an ERISA Affiliate to terminate any Plan;

          (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Guarantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

          (iv) the occurrence of circumstances that may reasonably be deemed to result in the complete or partial withdrawal from a Multiemployer Plan by the Guarantor or any ERISA Affiliate that may give rise to a liability in excess of $10,000,000 under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt of the Guarantor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

          (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Guarantor or any ERISA Affiliate to enforce
Section 515 of ERISA, which proceeding is not dismissed within 30 days;

          (vi)   the adoption of an amendment to any Plan that pursuant to
Section 401(a)(29) of the Code or Section 307 of ERISA would result in the loss of tax-exempt status of the trust of which such Plan is a part, if the Guarantor or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

          (vii) any event or circumstance exists which may reasonably be expected to constitute grounds for the Guarantor or any ERISA Affiliate to incur liability under Sections 4062, 4063, 4064 or 4069 of ERISA, or otherwise, with respect to any of the Plans, which liability together with any such liability with respect to any other Plan or Plans, is in an amount in excess of $10,000,000.

          (g) promptly after the Guarantor knows that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Guarantor has taken and proposes to take with respect thereto; and

          (h) from time to time and with reasonable promptness such other information which is reasonably available regarding the business, affairs or financial condition of the Guarantor or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Bank may reasonably request.

The Guarantor will furnish to the Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of the Authorized Accounting Officer of the Guarantor (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing) and no condition, event or act which, with the giving of notice or lapse of time or both would constitute such a Default, describing the same in reasonable detail and describing the action that the Guarantor has taken and proposes to take with respect thereto, and (ii) setting forth in reasonable detail the computations necessary to determine whether the Guarantor is in compliance with Sections 4.05, 4.06 and 4.07 hereof as of the end of the respective fiscal quarter or fiscal year.

          4.02  Litigation.  The Guarantor will promptly give to the Bank notice
                ----------
of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor or any of its Subsidiaries, except proceedings which, if adversely determined, would not have a material adverse effect on the consolidated financial condition, operations, business or prospects taken as a whole of the Guarantor and its Consolidated Subsidiaries.

          4.03  Compliance with Laws; Maintenance of Assets; Etc.  The Guarantor
                ------------------------------------------------
will comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the consolidated financial condition, operations, business or prospects taken as a whole of the Guarantor and its Consolidated Subsidiaries except to the extent such laws, rules and regulations shall currently be contested in good faith by appropriate proceedings diligently contested and against which adequate reserves are being maintained; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain its principal operating properties in good repair and working order and condition, and from time to time make all necessary repairs, replacements, additions, betterments and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained; maintain a corporate existence under the law of one of the States of the United States; permit access by the Bank to the books and records of the Guarantor, as the same relate to the preparation of the financial statements referred to in Section
4.01 hereof, during normal business hours and upon reasonable notice (any information furnished to the Bank hereunder (other than information publicly available) shall be kept confidential except to the extent disclosure is required by applicable law or legal process or to professional advisors or to Governmental Authorities having jurisdiction over the Bank or in connection with the enforcement of the Bank's rights hereunder); and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

          4.04  Consolidation, Merger and Sale of Assets.  The Guarantor will
                ----------------------------------------
not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell or otherwise dispose of all or substantially all of its property or assets, except that the Guarantor may merge or consolidate with any other corporation if subsequent to such merger or consolidation, the Guarantor (i) shall be the continuing or surviving corporation and (ii) shall be in compliance with all of the provisions of this Agreement.

          4.05  Notice of Transactions.  The Guarantor will promptly notify the
                ----------------------
Bank in writing of any proposed purchase, sale, merger or other transaction (other than in the ordinary course of business) of which the Guarantor is a party, involving property or assets having a purchase price (in cash, stock or otherwise) in one transaction or in a series of related transactions in excess of 10% of Total Capital; provided that any such information furnished to the Bank shall be kept confidential by the Bank and not disclosed to other Persons, except (a) that such information may be disclosed (i) to auditors and counsel for the Bank, (ii) to any Governmental Authority to the extent such disclosure is required by law or regulation, (iii) in connection with the enforcement of the Bank's rights under the Related Agreements, (iv) if required by subpoena, court or regulatory order or otherwise by law or regulation, and (v) to any actual or prospective assignee of or participant in all or any part of the Bank's interest in the Loans (provided such assignee or participant first agrees to comply herewith), and (b) that the restrictions set forth herein shall not apply to any information that (i) is known to the Bank at any time it is furnished to the Bank hereunder or (ii) is publicly available.

          4.06  Ownership of General Partner and Manager. Marriott shall at all
                ----------------------------------------
times own directly or indirectly all of the capital stock of the Manager, and the General Partner. The provisions of this Section 4.05 shall survive the termination of this Agreement until payment in full of the principal of and interest on the Loans and all other amounts payable by the borrower under the Principal Related Agreements.

          4.07  Incorporation by Reference.  Each of the Guarantor's covenants,
                --------------------------
agreements and obligations contained in paragraphs (b) through (d), inclusive, of Section 8 of that certain Revolving Credit Agreement dated as of October 15, 1987, as amended on February 27, 1989, between the Guarantor and Citibank, N.A., (as modified, supplemented and in effect from time to time the "Citibank Credit
                                                                ---------------
Agreement"), or if, the Citibank Credit Agreement shall no longer be in effect,
---------
the corresponding provisions of the next largest revolving credit facility of the Guarantor in effect from time to time having a commitment of not less than $10,000,000 utilizing substantially the same form of revolving credit agreement as the Citibank Credit Agreement and containing covenants similar to those contained in Section 8(b) through (d) of the Citibank Credit Agreement (as such revolving credit agreement shall be modified, supplemented and in effect from time to time the "Revolving Credit Agreement") are hereby incorporated by
                  --------------------------
reference as hereinafter more specifically described. In the event at any time there shall be no Revolving Credit Agreement then, the Guarantor shall perform, comply with and be bound by, for the benefit of the Bank under this Agreement, as the Bank may elect, (i) each of such provisions of the last Revolving Credit Agreement as in effect prior to the termination of such Revolving Credit Agreement with the same effect as if such Revolving Credit Agreement had not been terminated or (ii) each of the corresponding provisions as set forth in any other revolving credit facilities (the "Other Agreement") simultaneously or
                                        ---------------
subsequently entered into by the Guarantor. Without limiting the generality of the foregoing, the above-mentioned provisions of the Citibank Credit Agreement, the Revolving Credit Agreement or the Other Agreement, as the case may be, together with related definitions, are hereby incorporated herein by reference, as if set forth herein in full, mutatis mutandis; provided, however, that as
                                ------- --------  --------  -------
incorporated herein, each reference therein to "this Agreement" or "Loans" shall be deemed to be a reference to the Citibank Credit Agreement, the Revolving Credit Agreement or the Other Agreement, as the case may be, or the Loans thereunder, as the case may be, and references to any covenants regarding the delivery of financial statements (which, in the case of the Citibank Credit Agreement, such reference is to "Section 8(a)") shall be deemed to be a reference to Section 4.01 hereof, except that, in the event the Revolving Credit Agreement is terminated and the Bank makes the election referred to in clause
(i) of the preceding sentence, the term "Agreement" shall refer to this Agreement and the term "Loans" shall refer to any Indebtedness of the Guarantor.

          Section 4.08  Notice of Termination; Copies of Amendments.  (a)  The
                        -------------------------------------------
Guarantor shall within 60 days of the close of each of its first three Fiscal Quarters and within 90 days of the close of each of its Fiscal Years, provide the Bank with copies of all calculations, certifications or other information as required by the foregoing provisions incorporated by reference into this Section 4.07, as the same may be amended from time to time or any successor or replacement provisions, together with (i) notification of any termination of any revolving credit agreement incorporated pursuant to the provisions of the first sentence of Section 4.07 or clause (ii) of the second sentence of Section 4.07 hereof, and (ii) copies of the covenants of any Revolving Credit Agreement or Other Agreement to be incorporated upon such termination and/or any amendments, modifications, supplements or waivers of such covenants, or (iii) a statement from an Authorized Accounting Officer of the Guarantor that there have been no terminations, amendments, modifications, supplements or waivers thereof.

          (b) The Guarantor shall promptly notify the Bank in writing of any default, and provide copies of any notice of default, under the covenants incorporated by reference pursuant to the provisions of the first sentence of
Section 4.07 or clause (ii) of the second sentence of Section 4.07 hereof.

          Section 5.  Events of Default.  One or more of the following events
                      -----------------
shall constitute a "Default" under this Agreement:
                    -------

          (a) the Guarantor shall fail to pay any amount payable under this Agreement within 3 days after such payment shall be due: or

          (b) any representation, warranty or certification made by the Guarantor pursuant to this Agreement or any other Marriott Agreement, or any representation or warranty made or deemed made by the Guarantor in any certificate, document, financial or other statement furnished to the Bank at any time under or pursuant to the terms of this Agreement or any other Marriott Agreement, shall prove to be untrue when made or deemed made and the event or condition misrepresented affects the validity, binding effect or enforceability of this Agreement or any other Marriott Agreement or the Guarantor's obligations hereunder or thereunder or materially and adversely affects the Guarantor's ability to perform its obligations under this Agreement or any other Marriott Agreement; or

          (c) the Guarantor shall fail to perform or observe any term, covenant, or agreement contained in (i) Sections 1.02, 4.01 or 4.08(a) hereof and such failure shall continue unremedied for a period of 30 days after notice thereof to the Guarantor by the Bank, (ii) Section 4.08(b) hereof and such failure shall continue unremedied for a period of 10 days after notice thereof to the Guarantor by the Bank, (iii) Section 4 of this Agreement (other than Section 4.01, 4.03, 4.07 or 4.08 hereof), (iv) Section 4.07 upon the termination of the last Revolving Credit Agreement and the election by the Bank to incorporate by reference the covenants described by the provisions of clause (i) of Section 4.07, or (v) Section 4.03 and such failure shall continue unremedied for 30 days after notice thereof to the Guarantor by the Bank, provided that in the case of any such default under Section 4.03 which cannot be cured by the payment of money and cannot reasonably be cured within such 30 day period, if the Guarantor shall have commenced such cure within such 30 day period and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as shall be necessary to complete the curing of same; provided, further, however,
                                                   --------  -------  -------
that if such default shall be a material default, notwithstanding the foregoing proviso, such 30 day period shall not be extended for longer than 180 days after notice of such default to the Guarantor; or

          (d) an event of default shall have occurred and be continuing under the provisions of Section 8(b) through (d) of the Citibank Credit Agreement (or the corresponding provision of any Revolving Credit Agreement or the Other Agreement) and the lender or lenders thereto, or any trustee or agent on behalf of such lender or lenders, shall have declared the Indebtedness of Guarantor issued thereunder to become due and payable prior to its stated maturity; or

          (e) The Guarantor or any of its Material Consolidated Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) The Guarantor or any Material Consolidated Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in any involuntary case under the Bankruptcy Code, or (vi) take any organizational action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of the Guarantor or any Material Consolidated Subsidiary, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Guarantor or a Material Consolidated Subsidiary, as the case may be, or of all or any substantial part of its assets, or (iii) similar relief in respect of the Guarantor or such Material Consolidated Subsidiary, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Guarantor or such Material Consolidated Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

          (h) A final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered by a court or courts of competent jurisdiction against the Guarantor or any Material Consolidated Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) An event or condition specified in Section 4.01(f) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Guarantor or any ERISA Affiliate shall incur or in the opinion of the Bank shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) which is, in the determination of the Bank, material in relation to the consolidated financial condition, business operations or prospects taken as a whole of the Borrower; or

          (j) The Guarantor shall have ceased to exist.

          Section 6.  Miscellaneous.
                      -------------

          6.01  No Waiver.  No failure on the part of the Bank or any of its
                ---------
agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          6.02  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
                ---------------------------------------------------------------
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVES, THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          6.03  Notices.  All notices, requests, consents and demands hereunder
                -------
shall be in writing and shall be given in the manner specified in Section 10.02 of the Credit Agreement to the intended recipient at its address specified beneath its signature hereto or, at such other telecopy number or address as shall be designated by either party upon 30 days' notice to the other party.

          6.04  Expenses.  The Guarantor agrees to reimburse the Bank on demand
                --------
for any and all out-of-pocket costs and expenses in connection with the enforcement or collection of this Agreement. The provisions of this Section
6.04 shall survive the termination of this Agreement.

          6.05  Waivers, etc.  The terms of this Agreement may be waived,
                ------------
altered or amended only by an instrument in writing duly executed by the Guarantor and the Bank. Any such amendment or waiver shall be binding upon the Bank, each holder of any of the Guaranteed Obligations and the Guarantor.

          6.06  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the respective successors and assigns of the Guarantor, the Bank and each holder of any of the Guaranteed Obligations (provided, however, that the Guarantor shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Bank).

          6.07  Severability.  If any provision hereof is invalid and
                ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                             MARRIOTT CORPORATION


                             By  /s/  David N. Chichester
                                 --------------------------
                                   David N. Chichester
                                   Title:  Vice President

                              Address for Notices:

                              Marriott Corporation
                              One Marriott Drive
                              Washington, D.C.  20058

                              Attention:  Law Department


The Borrower hereby agrees to be
bound by the provisions of Section 2.08
hereof (and Annex I as incorporated
therein) as of the day and year first
above written:

FAIRFIELD INN BY MARRIOTT
 LIMITED PARTNERSHIP

By  Marriott FIBM One Corporation
   (Sole General Partner)

By:   /s/  David N. Chichester
    --------------------------
   David N. Chichester
   Title:  President

                                                                         ANNEX I

                            Terms of Subordination

          (S)1.  Definitions.  Capitalized terms used herein and not defined
                 -----------
herein shall have the meanings assigned thereto in the Debt Service Guaranty Agreement dated as of July _, 1990 (as from time to time amended, the "Debt
                                                                     ----
Service Guaranty") between Marriott Corporation (the "Guarantor") and Sumitomo
----------------                                      ---------
Trust & Banking Co., Ltd., New York Branch (together with its successors and assigns, the "Bank") or the Credit Agreement referred to therein.
              ----

          (S)2.  Terms of Subordination.
                 ----------------------

          A. Until payment in full by or for account of the Borrower of all of the Guaranteed Obligations, the Guarantor will not request, demand, sue for, or take, accept or receive from the Borrower, by set-off or in any other manner, and the Borrowed will not make, any payment of any moneys, principal or interest including, without limitation, post-petition interest), now or hereafter owing by Borrower to the Guarantor in respect of any Advance, or any security therefor, except, if no Default shall have occurred and be continuing, as provided in Section 2.08 of the Debt Service Guaranty and Section 8.12 of the Credit Agreement.

          B. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof, to creditors of the Borrower, or upon any indebtedness of the Borrower, by reason of the liquidation, dissolution or other winding up of the Borrower, or the Borrower's business, or any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all indebtedness or obligations of the Borrower to the Guarantor in respect of any Advance (including, without limitation, post-petition interest) shall be paid or delivered directly to the Bank for application to the Guaranteed Obligations (including, without limitation, post-petition interest), due or not due, until the Guaranteed Obligations (including, without limitation, post-petition interest) shall have first been fully paid in cash. The Guarantor irrevocably authorizes and empowers the Bank to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take part in such other proceedings, in the Bank's own name or in the name of the Guarantor or otherwise, as the Bank may deem necessary or advisable for the enforcement of the terms and conditions hereof; and the Guarantor will execute and deliver to the Bank such powers of attorney, assignments or other instruments as may be requested by the Bank in order to enable the Bank to enforce any and all claims upon or with respect to any Advances, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any such indebtedness or obligations of the Borrower.

          C. Should any payment or distribution or security or proceeds thereof be received by the Guarantor upon or with respect to any Advance contrary to the foregoing provisions, the Guarantor will forthwith deliver the same to the Bank in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary) for application to the Guaranteed Obligations (including, without limitation, post-petition interest) and, until so delivered, the same shall be held in trust by the Guarantor as property of the Bank. In the event of the failure of the Guarantor to make any such endorsement or assignment, the Bank, or any of its officers or employees, is hereby irrevocably authorized to make the same.

          D. The Guarantor will not assign or transfer to others any claim which it has or may hereafter have against the Borrower in respect of any Advance while any of the Obligations (including, without limitation, post-petition interest) remain unpaid, unless such assignment or transfer is made expressly subject to the Terms and Conditions in an instrument in form and substance satisfactory to the Bank. Any purported assignment in violation of this paragraph D shall be void.

          E. The Bank at any time and from time to time may enter into such agreement or agreements with the Borrower as the Bank may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Obligations without notice to the Guarantor and without in any way impairing or affecting the obligations of the Guarantor under the terms and conditions hereof.

          F. The Bank shall not be prejudiced in its right to enforce the terms and conditions hereof in respect of any Advance owing to the Guarantor by any act or failure to act on the part of the Borrower or anyone in custody of the Borrower's assets or property.

(S)3.  Governing Law.

          The terms and conditions hereof shall be governed and construed by, in accordance with, the law of the State of New York

          [END OF ANNEX I]

                                       2